UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________________________

FORM 8-K
_______________________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date Earliest Event Reported): March 3, 2023
_______________________________________

STEM, INC.

(Exact name of registrant as specified in its charter)
_______________________________________

Delaware	333-251397	85-1972187
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
100 California St., 14th Fl, San Francisco, California 94111
(Address of principal executive offices including zip code)
1-877-374-7836
Registrant’s telephone number, including area code
_______________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001	STEM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Information.

On March 3, 2023, Stem, Inc. (the “Company”) filed a petition (the “Petition”) in the Delaware Court of Chancery under Section 205 of the Delaware General Corporate Law (the “DGCL”) to resolve potential uncertainty with respect to the Company’s authorized share capital. The uncertainty was introduced by the Delaware Court of Chancery’s recent decision in Garfield v. Boxed, Inc., 2022 WL 17959766 (Del. Ch. Dec. 27, 2022) (the “Boxed Decision”). Out of an abundance of caution, the Company has elected to pursue the actions described below. Concurrently with the filing of the Petition, the Company filed a motion to expedite the hearing on the Petition, which the Court granted on March 6, 2023, as described below.

Background

On April 27, 2021, Star Peak Energy Transition Corp (“Star Peak”), the SPAC predecessor to the Company, held a special meeting of stockholders (the “Special Meeting”) to approve a business combination (the “Business Combination”) between Star Peak and the Company. One of the proposals at the Special Meeting was to amend Star Peak’s Amended and Restated Certificate of Incorporation (the “Old Charter”) to increase the number of authorized shares of Class A common stock from 400,000,000 to 500,000,000 (the “Share Increase Amendment”). Approval of the Share Increase Amendment required an affirmative vote of a majority of the outstanding shares of the Class A common stock and Class B common stock voting together as a single class. The Share Increase Amendment received an affirmative vote of 27,666,310 shares of Class A and Class B common stock voting together as a single class, which represented a majority of the 47,948,130 shares of common stock outstanding and entitled to vote. As a result, the Company believed in good faith that the Share Increase Amendment had received the requisite stockholder vote. After the Special Meeting, Star Peak and the Company closed the Business Combination pursuant to which the Company became publicly traded, and the Company’s Second Amended and Restated Certificate of Incorporation (the “New Charter”) became effective.

On December 27, 2022, the Boxed Decision called into question the Company’s good faith belief that the voting procedure used to adopt the Share Increase Amendment was valid under Delaware law. In the Boxed Decision, the Delaware Court of Chancery interpreted a SPAC’s charter substantially similar to the Company's Old Charter—as creating two classes of common stock instead of two series, such that any charter amendment to increase the number of authorized shares of Class A common stock would require a separate Class A vote under Section 242(b)(2) of the DGCL.

The recent ruling by the Delaware Court of Chancery in the Boxed Decision introduces uncertainty as to whether Section 242(b)(2) of the DGCL required the Share Increase Amendment to be approved by separate votes of the majority of Star Peak’s then-outstanding shares of Class A common stock and Class B common stock under the Old Charter. The Company has been operating in good faith with the understanding that stockholders validly approved the Share Increase Amendment and New Charter at the Special Meeting. In light of the Boxed Decision, however, to resolve potential uncertainty with respect to the Company’s authorized share capital, the Company has filed a petition in the Delaware Court of Chancery under Section 205 of the DGCL to seek validation of the Charter Amendment Proposals. Section 205 of the DGCL permits the Delaware Court of Chancery, in its discretion, to ratify and validate corporate acts.

Hearing Date

On March 6, 2023, the Delaware Court of Chancery granted the Company’s motion to expedite and set a hearing date for the Petition to be heard. The hearing has been set for March 17, 2023 at 11:20 a.m. Eastern Time at the Leonard L. Williams Justice Center, 500 North King Street, Wilmington, Delaware 19801. As required by the Delaware Court of Chancery, the Company is filing the Petition with this Current Report on Form 8-K, a copy of which is attached hereto as Exhibit 99.

This Form 8-K constitutes notice of the hearing. If any stockholder of the Company wishes to express a position on the Petition, such stockholder of the Company may (a) appear at the hearing or (b) file a written submission with the Register in Chancery, Leonard L. Williams Justice Center, 500 North King Street, Wilmington, Delaware 19801, referring to the case caption, In re Stem, Inc., C.A. No. 2023-0270-LWW (Del. Ch.), in advance of the hearing, and any such written submission should be emailed to the Company’s counsel, Kevin M. Gallagher, Richards, Layton & Finger, P.A., at gallagher@rlf.com.

Forward-Looking Statements

Certain statements in this Current Report on Form 8-K constitute “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Statements contained in this Form 8-K that are not historical facts are forward-looking statements and include, for example, statements with respect to the pending Section 205 proceeding referred to above. Such forward-looking statements involve known and unknown risks and uncertainties, and the Company’s actual results could differ materially from future results expressed or implied in these forward-looking statements. The forward-looking statements included herein are based on the Company’s current expectations. These statements are not guarantees of future performance. Important assumptions and other important factors that could cause actual results to differ materially from the forward-looking statements include, but are not limited to, the Company’s ability to obtain the requested relief in the Section 205 proceeding and those additional risks, uncertainties and factors described in more detail under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, and in the Company’s other filings with the SEC. The Company disclaims any obligation or undertaking to update, supplement or revise any forward-looking statements contained in this Item 8.01. Given these risks and uncertainties, readers are cautioned not to place undue reliance on the forward-looking statements.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits:

Exhibit No.	Description
99	Petition of Stem Inc. Pursuant to 8 Del. C. § 205
104	Cover Page Interactive Data File, (embedded within the inline XBRL Document).
SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEM, INC.

Date: March 7, 2023	By:	/s/ Saul R. Laureles
		Name:	Saul R. Laureles
		Title:	Chief Legal Officer and Secretary
_____________________________________________________________________________________________
4